UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2006

TOLL BROTHERS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-09186 (Commission File Number)	23-2416878 (IRS Employer Identification No.)

250 GIBRALTAR ROAD, HORSHAM PA 19044

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 938-8000

Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 5, 2006, Toll Brothers, Inc. issued a press release which contained preliminary information about its revenues and new contracts signed for the three-month and six-month periods ended April 30, 2006, as well as preliminary information about the value of its backlog at April 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 to this report.

The information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Item

99.1	Press release of Toll Brothers, Inc. dated May 5, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLL BROTHERS, INC		Dated: May 5, 2006
By:	Joseph R. Sicree

Senior Vice President, Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Item

99.1*	Press release of Toll Brothers, Inc. dated May 5, 2006.

*Filed electronically herewith.